UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – September 23, 2020

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including Area Code – (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AND OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Sustainable Bond Offering

On September 28, 2020, Oncor Electric Delivery Company LLC (“Oncor”) completed a sale of $450 million aggregate principal amount of its 0.55% Senior Secured Notes due 2025 (the “2025 Notes”). Oncor intends to use the proceeds (net of the initial purchasers’ discount, fees and expenses) of approximately $443 million from the sale of the 2025 Notes to finance or refinance, in whole or in part, eligible projects consisting of investments in or expenditures with minority- and women-owned business suppliers pursuant to the Oncor Sustainable Bond Framework. Prior to the allocation of the full amount of the net proceeds to Oncor’s spend on eligible projects, any unallocated portions of the net proceeds may be temporarily invested in cash, cash equivalents and/or U.S. government securities in accordance with Oncor’s cash management policies or used to repay certain other indebtedness, or both.

The 2025 Notes were issued pursuant to the provisions of an Indenture, dated as of August 1, 2002, between Oncor and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as trustee (the “Trustee”) (as amended and supplemented, the “Indenture”) and an Officer’s Certificate, dated as of September 28, 2020 (the “2025 Notes Officer’s Certificate”), between Oncor and the Trustee. The 2025 Notes Officer’s Certificate establishes the terms of the 2025 Notes. The 2025 Notes constitute a separate series of notes under the Indenture, but will be treated together with Oncor’s other outstanding debt securities issued under the Indenture for amendments and waivers and for taking certain other actions.

Oncor’s obligations under the 2025 Notes are secured by a lien on all property acquired or constructed by Oncor for the transmission and distribution of electric energy, mortgaged as described under the Deed of Trust, Security Agreement and Fixture Filing (as amended, the “Deed of Trust”), dated as of May 15, 2008, from Oncor to The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as collateral agent (the “Collateral Agent”).

The 2025 Notes bear interest at a rate of 0.55% per annum and mature on October 1, 2025. Interest on the 2025 Notes is payable in cash semiannually in arrears on April 1 and October 1 of each year, and the first interest payment is due on April 1, 2021. Prior to September 1, 2025, Oncor may redeem the 2025 Notes at any time, in whole or in part, at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium. On and after September 1, 2025, Oncor may redeem the 2025 Notes at any time, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2025 Notes, plus accrued and unpaid interest. The 2025 Notes, the Indenture and the Deed of Trust also contain customary events of default, including failure to pay principal or interest on the 2025 Notes when due, among others. If any such event of default occurs and is continuing, the outstanding principal of the 2025 Notes may be declared due and payable, among other remedies as provided in the Indenture.

The 2025 Notes were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the 2025 Notes.

In connection with the completion of the sale of the 2025 Notes, on September 28, 2020, Oncor entered into a Registration Rights Agreement with the representatives of the initial purchasers of the 2025 Notes (the “2025 Notes Registration Rights Agreement”). Under the 2025 Notes Registration Rights Agreement, Oncor agreed, subject to certain exceptions, to file a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the 2025 Notes for publicly registered notes (the “2025 Notes Exchange Offer Registration Statement”), or under certain circumstances, a shelf registration statement to cover resales of the 2025 Notes (the “2025 Notes Shelf Registration Statement”). Oncor agreed to use commercially reasonable efforts to cause the 2025 Notes Exchange Offer Registration Statement to be declared effective under the Securities Act no later than 270 days after the issue date of the 2025 Notes and to consummate the exchange offer no later than 315 days after the issue date of the 2025 Notes. Oncor agreed to use commercially reasonable efforts to cause any 2025 Notes Shelf Registration Statement to become or be declared effective within the later of 180 days after such 2025 Notes Shelf Registration Statement filing obligation arises and 270 days after the issue date of the 2025 Notes.

If Oncor does not comply with certain of its obligations under the 2025 Notes Registration Rights Agreement, the affected 2025 Notes will bear additional interest on the principal amount of the affected 2025 Notes at a rate of 0.50% per annum over the interest rate otherwise provided for under the 2025 Notes for the period during which the registration default continues, but not later than the second anniversary of the issue date of the 2025 Notes.

Debt Exchange Offer

On September 23, 2020, Oncor, pursuant to the terms of its previously announced exchange offer, issued $300,000,000 aggregate principal amount of 5.35% Senior Secured Notes due 2052 (the “2052 Notes”) in exchange for a like principal amount of all of Oncor’s outstanding 7.25% Senior Notes, Series B, due December 30, 2029, 6.47% Senior Notes, Series A, due September 30, 2030, and certain of Oncor’s outstanding 7.00% Senior Secured Notes due 2032, 7.25% Senior Secured Notes due 2033 and 5.30% Senior Secured Notes due 2042 (the “Existing Notes”). Oncor received no proceeds from the exchange.

The 2052 Notes were issued pursuant to the provisions of the Indenture and an Officer’s Certificate, dated as of September 23, 2020 (the “2052 Notes Officer’s Certificate”), between Oncor and the Trustee. The 2052 Notes Officer’s Certificate establishes the terms of the 2052 Notes. The 2052 Notes constitute a separate series of notes under the Indenture, but will be treated together with Oncor’s other outstanding debt securities issued under the Indenture for amendments and waivers and for taking certain other actions.

Oncor’s obligations under the 2052 Notes are secured by a lien on all property acquired or constructed by Oncor for the transmission and distribution of electric energy, mortgaged as described under the Deed of Trust.

The 2052 Notes bear interest at a rate of 5.35% per annum and mature on October 1, 2052. Interest on the 2052 Notes is payable in cash semiannually in arrears on April 1 and October 1 of each year, and the first interest payment is due on April 1, 2021. Prior to April 1, 2052, Oncor may redeem the 2052 Notes at any time, in whole or in part, at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium. On and after April 1, 2052, Oncor may redeem the 2052 Notes at any time, in whole or in part, at a redemption price equal to 100% of the principal amount of such 2052 Notes, plus accrued and unpaid interest. The 2052 Notes, the Indenture and the Deed of Trust also contain customary events of default, including failure to pay principal or interest on the 2052 Notes when due, among others. If any such event of default occurs and is continuing, the outstanding principal of the 2052 Notes may be declared due and payable, among other remedies as provided in the Indenture.

The offer to exchange the Existing Notes for the 2052 Notes was only made to qualified institutional buyers under Rule 144A under the Securities Act pursuant to an exemption from the registration requirements of the Securities Act, and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the 2052 Notes.

In connection with the completion of the exchange offer and issuance of the 2052 Notes, on September 23, 2020, Oncor entered into a Registration Rights Agreement with the dealer-managers of the exchange offer (the “2052 Notes Registration Rights Agreement”). Under the 2052 Notes Registration Rights Agreement, Oncor agreed, subject to certain exceptions, to file a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the 2052 Notes for publicly registered notes (the “2052 Notes Registration Statement”), or under certain circumstances, a shelf registration statement to cover resales of the 2052 Notes (the “2052 Notes Shelf Registration Statement”). Oncor agreed to use commercially reasonable efforts to cause the 2052 Notes Registration Statement to be declared effective under the Securities Act no later than 270 days after the issue date of the 2052 Notes and to consummate the exchange offer no later than 315 days after the issue date of the 2052 Notes. Oncor agreed to use commercially reasonable efforts to cause any 2052 Notes Shelf Registration Statement to become or be declared effective within the later of 180 days after such 2052 Notes Shelf Registration Statement filing obligation arises and 270 days after the issue date of the 2052 Notes.

If Oncor does not comply with certain of its obligations under the 2052 Notes Registration Rights Agreement, the affected 2052 Notes will bear additional interest on the principal amount of the affected 2052 Notes at a rate of 0.50% per annum over the interest rate otherwise provided for under the 2052 Notes for the period during which the registration default continues, but not later than the second anniversary of the issue date of the 2052 Notes.

A copy of the Indenture was filed by Oncor as an exhibit to its Form S-4 filed October 2, 2002 and a copy of Supplemental Indenture No. 1, dated May 15, 2008, between Oncor and the Trustee was filed by Oncor as an exhibit to its Form 10-Q filed May 15, 2008, which are incorporated by reference herein. A copy of the Deed of Trust was filed by Oncor as an exhibit to its Form 10-Q filed May 15, 2008, the First Amendment to the Deed of Trust, dated March 2, 2009, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 10-K filed March 3, 2009, the Second Amendment to the Deed of Trust, dated September 3, 2010, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 8-K filed September 3, 2010, and the Third Amendment to the Deed of Trust, dated November 10, 2011, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 8-K filed November 15, 2011, which are incorporated by reference herein. The 2025 Notes Officer’s Certificate, the 2025 Notes Registration Rights Agreement, the 2052 Notes Officer’s Certificate and the 2052 Notes Registration Rights Agreement are attached as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, to this current report on Form 8-K and are incorporated herein by reference. The above description of the Indenture, as supplemented, the Deed of Trust, as amended, the 2025 Notes Officer’s Certificate, the 2052 Notes Officer’s Certificate, the 2025 Notes, the 2052 Notes, the 2025 Notes Registration Rights Agreement and the 2052 Notes Registration Rights Agreement are qualified in their entirety by reference to the Indenture, the Deed of Trust, the 2025 Notes Officer’s Certificate, the 2052 Notes Officer’s Certificate, the 2025 Notes, the 2052 Notes, the 2025 Notes Registration Rights Agreement and the 2052 Notes Registration Rights Agreement, respectively.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

4.1	Officer’s Certificate, dated September 28, 2020, establishing the terms of Oncor’s 0.55% Senior Secured Notes due 2025.

4.2	Registration Rights Agreement, dated September 28, 2020, among Oncor and the representatives of the initial purchasers of the 2025 Notes.

4.3	Officer’s Certificate, dated September 23, 2020, establishing the terms of Oncor’s 5.35% Senior Secured Notes due 2052.

4.4	Registration Rights Agreement, dated September 23, 2020, among Oncor and the dealer-managers of Oncor’s exchange offer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: September 28, 2020